UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

ARYx THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle
Fremont, California		94555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2008, the Board of Directors of ARYx Therapeutics, Inc. increased the number of members comprising the Board of Directors from eight (8) to nine (9) members and appointed David Beier as a director to fill the resulting vacancy on our Board of Directors, effective immediately. The Board of Directors designated Mr. Beier as a Class III director, to serve until the 2010 annual meeting of stockholders or until his successor is duly elected and qualified. Mr. Beier has not been appointed to serve on any of the committees of the Board of Directors at this time.

Mr. Beier will be entitled to receive the cash and equity compensation arrangements provided for our non-employee directors as described in the summary of these arrangements filed as Exhibit 10.16 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the U.S. Securities and Exchange Commission, or the SEC, on October 23, 2007 and incorporated herein by reference.

Effective on the date of his appointment to the Board of  Directors, Mr. Beier was automatically awarded a nonstatutory stock option to purchase 16,666 shares of common stock under our 2007 Non-Employee Directors’ Stock Option Plan, or 2007 Directors’ Plan. The above award has an exercise price of $6.33 per share, which represents the closing price of our common stock quoted on the NASDAQ Global Market on August 28, 2008, the date of grant, and the resulting fair market value of our common stock as determined in accordance with the terms of the 2007 Directors’ Plan. The shares subject to the award shall vest in equal monthly installments over 36 months from the date of grant. In addition, on April 30th of each year beginning in 2009 and contingent upon his continuous service as a member of the Board of Directors, Mr. Beier will automatically be granted a nonstatutory stock option under the 2007 Directors’ Plan to purchase 6,666 shares of common stock with an exercise price equal to the then fair market value of our common stock.  The shares subject to each such annual option award shall vest in a series of 12 successive equal monthly installments measured from the date of grant. The remaining terms and conditions of the above awards are as set forth in the forms of Option Agreement and Option Grant Notice filed as Exhibit 10.8 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

The foregoing summary of the terms of the automatic awards of nonstatutory stock options to our non-employee directors is qualified in its entirety by the 2007 Directors’ Plan filed as Exhibit 10.7 to our Registration Statement on Form S-1/A, as amended (File No. 333-145813), filed with the SEC on October 23, 2007 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 29, 2008

ARYx THERAPEUTICS, INC.

	By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary